                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  January 4, 1999
                                                         ---------------


                         SATCON TECHNOLOGY CORPORATION
             -----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Delaware                      001-11512                04-2857552
----------------------              -----------          ------------------
   (State or Other                  (Commission             (IRS Employer
    Jurisdiction of                 File Number)         Identification No.)
    Incorporation)


  161 First Street, Cambridge, Massachusetts                  02142
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   (Address of Principal Executive Offices)                (Zip Code)


      Registrant's telephone number, including area code:  (617) 661-0540
                                                           --------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On January 4, 1999, K&D MagMotor Corp. ("K&D"), a wholly-owned subsidiary of SatCon Technology Corporation (the "Company"), acquired substantially all of the assets and assumed certain of the liabilities of Inductive Components, Inc. ("Inductive") and Lighthouse Software, Inc. ("Lighthouse," and together with Inductive, the "Sellers") pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of January 4, 1999, among K&D, the Company, Inductive, Lighthouse and Thomas Glynn, the sole stockholder of Inductive and the majority stockholder of Lighthouse (the "Stockholder"). The aggregate consideration paid by the Company for the acquired assets of the Sellers consisted of (i) 100,000 shares (the "Shares") of the Company's common stock, $.01 par value per share; and (ii) the repayment of $250,000 of debt owed by the Sellers to a third-party bank. The Company does not intend to register the Shares under the Securities Act of 1933, as amended (the "Securities Act").

     The terms of the Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Asset Purchase Agreement, neither the Company nor K&D had any material relationship with Inductive, Lighthouse or the Stockholder.

     Inductive is a value-added supplier of systems in the machine tool and semi-conductor industry and will be consolidated into the Company's MagMotor division in Worcester, Massachusetts. Lighthouse designs and develops software for the industrial machine tool industry and will be consolidated into the Company's Technology Center in Cambridge, Massachusetts. The Company currently intends to continue to use the acquired assets constituting plant, equipment or other physical property substantially in the same manner in which they were used by the Sellers immediately prior to the acquisition.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.

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Item 7.  Financial Statements and Exhibits

          (a)  Financial statements.

               None.

          (b)  Pro forma financial information.

               None.

          (c)  Exhibits.

               The Exhibit to this report is listed in the Index to Exhibits set forth on page 4 hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SATCON TECHNOLOGY CORPORATION



Date: January 11, 1999              By: /s/ David B. Eisenhaure
                                        --------------------------------------
                                        David B. Eisenhaure
                                        President, Chief Executive Officer and
                                        Chairman of the Board of Directors


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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------


10.20 Asset Purchase Agreement, dated as of January 4, 1999, among K&D MagMotor Corp., the Registrant, Inductive Components, Inc., Lighthouse Software, Inc. and Thomas Glynn.